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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                          __________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  May 18, 1999


                                  uBID, INC.
                                  ----------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                        (State or Other Jurisdiction of
                        Incorporation or Organization)


                0-25119                              33-0775328
                -------                              ----------
         (Commission File Number)                 (I.R.S. Employer
                                                 Identification No.)


                                2525 Busse Road
                       Elk Grove Village, Illinois 60007
                       ---------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (847) 860-5000
                                --------------
                        (Registrant's telephone number,
                             including area code)
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Item 5.   Other Events.

     The information set forth in the Registrant's news release dated May 18, 1999 is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          99.1    Text of Press Release dated May 18, 1999.


                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    uBID, INC.


Date:  May 18, 1999                 By:    /s/ Thomas E. Werner
                                               -----------------------------
                                               Thomas E. Werner
                                               Chief Financial Officer
                                               (Principal Financial Officer)
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                               Index to Exhibits

Exhibit                                 Description
-------                                 -----------

 99.1        Text of Press Release dated May 18, 1999